2003 Analyst/Investor Conference

1

Forward-Looking Statements

These presentations contain forward-looking statements. Company management cautions readers that the assumptions, which form the basis for the forward-looking statements, include many factors that are beyond company management's ability to control or estimate precisely. Those factors include, but are not limited to, the following: changes in industrial, commercial, and residential growth in the company's service territories and those of the company's subsidiaries;
changes in price and demand for natural gas and related products; impact of changes in state and federal legislation and regulation, including various orders of the state public service commissions and the Federal Energy Regulatory Commission, on the gas and electric industries and on the company, including the impact of Atlanta Gas Light Company's performance based rate plan; effects and uncertainties of deregulation and competition, particularly in markets where prices and providers historically have been regulated, unknown risks related to nonregulated businesses, and unknown issues such as the stability of certificated marketers;
impact of Georgia's Natural Gas Consumers' Relief Act of 2002; concentration of credit risk in certificated marketers and the company's wholesale services segment's counterparties; excess network capacity and demand/growth for dark fiber in metro network areas of AGL Networks'
customers; AGL Networks' introduction and market acceptance of new technologies and products, as well as the adoption of new networking standards; ability of AGL Networks to produce sufficient capital to fund its business; ability to negotiate new contracts with telecommunications providers for the provision of AGL Networks' dark-fiber services; industry consolidation; performance of equity and bond markets and the impact on pension fund costs;
impact of acquisitions and divestitures; changes in accounting policies and practices issued periodically by accounting standard-setting bodies; direct or indirect effects on the company's business, financial condition or liquidity resulting from a change in the company's credit ratings or the credit ratings of the company's competitors or counterparties; interest rate fluctuations, financial market conditions, and general economic conditions; uncertainties about environmental issues and the related impact of such issues; impact of changes in weather upon the temperature-
sensitive portions of the company's business; and other risks described in the company's documents on file with the Securities and Exchange Commission.

2003 Analyst/

Investor Conference

Savannah, Georgia

November 17-19, 2003

Forward-Looking Statements

Statements contained in this presentation that include
company expectations or predictions of the future are
forward-looking statements intended to be covered by the
safe harbor provisions of the Securities Act of 1933 and the
Securities Exchange Act of 1934. It is important to note that the actual results of company earnings could differ materially from those projected in any forward-looking statements. For
additional information refer to AGL Resources’ Securities and
Exchange Commission filings.

Seeking Value…
Every Day

Paula G. Rosput

Chairman, President and Chief Executive Officer

We Set Four Goals for 2003

Strengthen ATG financially

Grow around existing assets

Execute flawlessly

Demonstrate compelling proposition for
all stakeholders

$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Consensus
Actual
1Q
2Q
3Q
4Q E

7.00%
6.89%
6.09%
6.01%
5.50%
5.00%

1500
1400
1300
1200
1100
1000
900
800
700
600
500
70
65
60
55
50
45
40
2002A
2003P
2004P
2005P

$ millions
$600
$500
$400
$300
$200
$100
$0
$118.0
$252.5
$501.0
2001A
2002A
2003P

2003 Analyst/Investor Conference
5

How Are We Doing Financially?

Total Debt

($ Millions)

Debt/Cap

Ratio (%)

Reduced Cost of Debt
and Improved Interest Coverage

Available Liquidity

2003 Quarterly Earnings vs. Consensus

2.5x

2.9x

3.7x

4.0x

Asset Rationalization

Sale of former headquarters property

Purchase of Dynegy’s interest in SouthStar

Sale of Heritage/US Propane interests

1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
($000's)
Dec-02
Sep-03
Dec-03
AGLC
CGC
VNG

50
45
40
35
30
Market Share %
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03

Growing Service Territory
Population In Millions
15
10
5
0
2002
2005
2015
2025
Tennessee
Virginia
Georgia

Bcf/Day
2.0
1.5
1.0
0.5
0.0
1.3
1.7
2002
2003

2003 Analyst/Investor Conference 7

AGL Resources

How Are We Growing?

Rate Base

SouthStar Market Share

Sequent Volumes and Counterparties

94

157

LEGEND
CHESAPEAKE BAY

2003 Analyst/Investor Conference

8

AGL Resources

Grow Around Existing Assets:
Pivotal Energy Development

Rationalize Market

Area 34

Rationalize Forward &
Backhaul in Georgia

Estimated 2004 Investment = $60-$100 Million

New York

Henry Hub

Chicago

Atlanta

Katy

Grow Around Existing Assets:
Sequent Origination

Asset management agreements
in NJ, MA, MD, DC/VA

Detroit

+
+
+
+

$1,500
$1,200
$900
$600
$300
$0
$1,256
$1,047
$1,190
$1,177
AGLC/CGC
VNG
2002
2003

Historical Monthly Accounts Receivable
$ Millions
$70
$60
$50
$40
$30
$20
$10
$0
31-60 Days
61-90 Days
91+ Days
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03

Minutes
35
30
25
20
15
10
5
0
2003
Georgia Service Standard

2003 Analyst/Investor Conference
10

AGL Resources

Execute Flawlessly

Net Cost Per New Meter

Sequent and SouthStar Credit Quality

Exceeding The Standard for

Average Leak Response Time

AAA

4%

AA

1%

AA-

7%

A+

5%

BB+

0%

BB

2%

A

12%

BBB-

6%

BBB+

19%

A-

16%

BBB

26%

AA+

2%

What A Difference A Great Board Makes

Capital Markets Experience (8)

Energy Industry Experience (3)

Public Company Experience (7)

Good Board => Good Governance

Employee Survey Results

4.0
3.5
3.0
2.5
2.0
1.5
1.0
2.79
2.88
2.97
2001
2002
2003
Overall Satisfaction

$ millions
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2002
2003
TOTAL
Energy
In-Kind Giving

2500
2400
2300
2200
2100
2000
2002
2003

$000s
40
35
30
2002
2003

2003 Analyst/Investor Conference 12

The Compelling Proposition

Average Monthly Volunteer Hours

2002 and 2003

Community Giving

2002 and 2003

Annual PAC Contributions

2002 and 2003

$16
$14
$12
$10
$8
$6
$4
$2
$0
$ Millions
Virginia
Tennessee
Georgia

2003 Analyst/Investor Conference
13

AGL Resources

The Compelling Proposition Continued

Asset Management Sharing

(since inception)

Current Environment

Push/pull of costs

Volatility of product

Next wave of productivity

Future deal flow

AGL Resources
Utility Operations
Projections Ending December 31, 2003
Rate Base
PRP
ROE
$1,200
$1,000
$800
$600
$400
$200
$0
Rate Base (in $ millions)
13.00%
12.50%
12.00%
11.50%
11.00%
10.50%
10.00%
9.50%
9.00%
8.50%
8.00%
Return On Equity
$1,106
11.38%
11.08%
$332
$180
8.07%
$93
Total CGC
Total VNG
Total AGLC

2003 Analyst/Investor Conference
15

AGL Resources

Push/Pull of Costs:
Rate Relief or No Rate Relief?

The Balancing Act

Cost of capital has
declined with interest
rates

Increased equity in the
capital structure

Pension benefits increasing
$4MM in 2004

Other post-retirement
benefits increasing $2MM in
2004

Health benefit costs
increasing 15% per year

Most employee cost
reductions previously
captured in rates

Cost of Capital Case

Cost of Operations Case

$/MMBTU
November
December
January
February
March
April
May
June
July
August
September
October

2003 Analyst/Investor Conference
17
AGL Resources

Gas Prices:  Direction is Uncertain;
Volatility Isn’t

4.00

4.20

4.40

4.60

4.80

5.00

5.20

5.40

5.60

5.80

6.00

11/14/2003

10/24/2003

10/10/2003

Contract Month

October - November Progression

11/14/2003

10/24/2003

10/10/2003

Implications

Must meet the challenge of retail market communications

Validates SouthStar’s fixed-charge strategy

Supports Pivotal incremental approach; cautious
outreach on LNG and storage investment

Sequent’s services have value; storage arbitrage strategy
is robust

2.50
2.00
1.50
1.00
0.50
0.00
Best Crew
Worst Crew
Company Average

30,000
25,000
20,000
15,000
10,000
5,000
0
1
2
3
4
5
6
No. of Burner Tips

1000
950
900
850
800
750
700
650
600
550
500
2003
Projected 2004

▪

▪

▪

2003 Analyst/Investor Conference 19

AGL Resources

Productivity:  The Devil Is In The Details

In 2003, since we've implemented the 3+ burner
tip strategy, our 3+ tip percentage is 76% of our
multi-family business compared to 13% in 2002.

Technology

Marketing focus

Process efficiency

Distribution Jobs

per Employee per Day

Customers Per Employee

3+ Burner Tip Strategy

Future Deal Flow

Best buyer

Capital structure
optimization

Regulatory ease

Earnings accretion

Annual
Total Return
10+%
Organic Development/
Acquisition – 2-3%
Base Business Growth
2-3%
Dividend Yield
4-5%

2003 Analyst/Investor Conference
21

AGL Resources

Our Value Proposition

2003 Analyst/Investor Conference

22

AGL Resources

2004 Goals

We will sustain superior financial and
operating performance

We will reconfigure the gas delivery system
to save money for our customers – and
invest in our own infrastructure

We will market our products and services as
never before

We will change our business process and
culture by driving technology through
everything we do

value
seeking
honesty
inside
the
lines
generosity
of spirit

2003 Analyst/Investor Conference
23
AGL Resources

Our Culture

Our Values

2003 Analyst/Investor Conference 24

AGL Resources

Our Promise

The Value Is Here

The Value is Still Here

Every Day, We Seek Value For You

2001

2002